UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2012

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 434-3131

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 19, 2012, PPG Industries, Inc. (“PPG”) announced that it had entered into definitive agreements, dated as of July 18, 2012, with Georgia Gulf Corporation (“Georgia Gulf”), Eagle Spinco Inc., a Delaware corporation and a newly organized, wholly owned subsidiary of PPG (“Spinco”) and Grizzly Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Georgia Gulf (“Merger Sub”) pursuant to which, subject to the terms and conditions in the definitive agreements, (1) PPG will transfer its chlor-alkali and derivatives business (the “Business”) to Spinco, (2) PPG will distribute Spinco’s stock to PPG’s shareholders, at PPG’s option as either a spin-off or a split-off (the “Distribution”), (3) immediately after which, Merger Sub will merge with and into Spinco in a reverse triangular merger, with Spinco as the surviving corporation (or, under certain circumstances, Spinco will merge with and into Georgia Gulf, with Georgia Gulf as the surviving corporation) (the “Merger”). When the Merger is completed, PPG shareholders will own at least 50.5% of the outstanding shares of Georgia Gulf with Georgia Gulf shareholders owning the remainder. The transaction will be structured as a Reverse Morris Trust.

The definitive agreements entered into include (1) a Separation Agreement (the “Separation Agreement”), dated as of July 18, 2012, by and between PPG and Spinco and (2) an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 18, 2012, by and among PPG, Spinco, Georgia Gulf and Merger Sub. In connection with the transactions, certain additional agreements will be entered into, including, among others:

•	an Employee Matters Agreement, which will govern PPG’s, Spinco’s and Georgia Gulf’s obligations with respect to current and former employees of the Business;

•

a Tax Matters Agreement, which will govern PPG’s, Spinco’s and Georgia Gulf’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, tax contests, preservation of tax-free status of the transaction and certain other tax matters; and

•	a Transition Services Agreement, pursuant to which PPG will provide certain services to Spinco, and Spinco will provide certain services to PPG on a transitional basis.

Separation Agreement

The Separation Agreement identifies assets to be transferred, liabilities to be assumed and contracts to be assigned to each of PPG and Spinco as part of the separation of the Business from the other businesses of PPG (the “Separation”). In particular, the Separation Agreement provides, among other things, that, subject to the terms and conditions contained therein:

•	assets related primarily to the Business, with certain exceptions, will be transferred to Spinco or one of its subsidiaries (the “Spinco Assets”);

•

liabilities (including whether accrued, contingent or otherwise) arising out of or resulting from the Spinco Assets, and other liabilities related primarily to the Business, with certain exceptions, will be transferred to Spinco or one of its subsidiaries (the “Spinco Liabilities”); and

•

all of the assets and liabilities of PPG and its subsidiaries (including whether accrued, contingent or otherwise), other than the Spinco Assets and Spinco Liabilities, will be retained by or transferred to PPG.

The Separation Agreement also sets forth other agreements between PPG and Spinco related to the Separation, including provisions concerning the termination and settlement of intercompany accounts, obtaining governmental approvals and third party consents and working capital adjustments. The Separation Agreement also sets forth agreements that govern certain aspects of the relationship between PPG and Spinco after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information, access to and provision of records and treatment of outstanding guarantees.

The Separation Agreement governs the rights and obligations of PPG and Spinco regarding the Distribution. Prior to the Distribution, PPG will receive from Spinco distributions of cash and debt instruments of Spinco with an aggregate value of $900 million (collectively, the “Cash and Debt Distribution”). PPG has entered into agreements giving it the right, under certain circumstances and subject to certain conditions, to deliver the Spinco debt instruments received in the Cash and Debt Distribution in satisfaction of certain debt obligations that will be issued by PPG prior to the closing of the transaction (the “Exchange”). In combination with the cash portion of the Cash and Debt Distribution, the Exchange would result in PPG receiving a total of $900 million in cash in connection with the Separation and Distribution. This amount is subject to adjustment to reflect working capital at the time of the Separation and to reduction by $130 million if PPG does not transfer its interests in Taiwan Chlorine Industries, Ltd. to Spinco as part of the Separation. The parties have obtained debt financing commitments that provide for the necessary funds to pay the Cash and Debt Distribution contemplated by the Separation Agreement.

At PPG’s election, the Distribution may be effected by means of a pro rata dividend in a spin-off or by means of an exchange offer in a split-off. PPG has not yet made a decision as to the form of the Distribution.

The Separation Agreement provides that the Separation and the Distribution are subject to the satisfaction or waiver of certain conditions, including among others the following conditions:

•	the Separation has been consummated;

•

PPG and Spinco have received a private letter ruling from the U.S. Internal Revenue Service substantially to the effect that, among other things, (1) the Separation and Distribution, taken together, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended, and (2) PPG will not recognize gain or loss for U.S. federal income tax purposes in connection with the receipt of the Spinco debt instruments described above or the consummation of the Exchange;

•	PPG has received an opinion from its counsel with respect to certain U.S. federal income tax matters relating to the Separation and Distribution; and

•	the conditions to the Merger Agreement have been met or will be met as of completion of the Distribution.

Merger Agreement

The Merger Agreement provides that, immediately following the consummation of the Distribution, Merger Sub will merge with and into Spinco, with Spinco surviving the Merger as a wholly owned subsidiary of Georgia Gulf. Alternatively, under certain circumstances, the Merger may occur as a merger of Spinco with and into Grizzly, with Grizzly surviving the Merger. At the effective time of the Merger, each share of Spinco common stock (other than treasury shares) will be automatically converted into the right to receive a number of shares of Georgia Gulf common stock such that following the consummation of the Merger, PPG stockholders receiving Spinco common stock in the Distribution will own the greater of 35.2 million shares of Georgia Gulf or 50.5% of the outstanding shares of Georgia Gulf immediately after giving effect to the Merger.

In addition, the Merger Agreement provides that in connection with the Merger, Georgia Gulf will increase the size of its board of directors (the “Georgia Gulf Board”) by three members, and that three individuals selected by PPG and approved by the Nominating and Governance Committee of the Georgia Gulf Board will be appointed to the Georgia Gulf Board to fill the vacancies. In accordance with the Merger Agreement, these individuals will also be nominated for re-election to the Georgia Gulf Board at Georgia Gulf’s 2013 annual meeting of stockholders.

Consummation of the Merger is subject to customary closing conditions, including, among others, (1) the consummation of the Distribution in accordance with the Separation Agreement, (2) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the effectiveness of necessary U.S. Securities and Exchange Commission (“SEC”) filings, (4) the approval by Georgia Gulf’s stockholders, (5) the receipt by PPG and Spinco of the IRS private letter rulings described above, (6) the receipt by PPG and Spinco, on the one hand, and Georgia Gulf, on the other hand, of an opinion from their respective counsel to the effect that the Merger will be treated as a “reorganization” for U.S. federal income tax purposes, (7) the consummation of the Exchange, (8) material compliance by each party with its covenants, and (9) the absence of breaches of representations and warranties that would have a material adverse effect on the Business or on Georgia Gulf.

The Merger Agreement contains certain termination rights for both PPG and Georgia Gulf and further provides that Georgia Gulf must pay to PPG a termination fee of $24.5 million upon termination of the Merger Agreement under the following circumstances:

•

if (1) a competing acquisition proposal is presented by a third party to Georgia Gulf or otherwise becomes publicly known, (2) the Merger Agreement is thereafter terminated by either party for failure to close before the termination date, by PPG as a result of a breach by Georgia Gulf of its covenants that results in the failure of a closing condition that cannot be cured, or by either party because Georgia Gulf has failed to obtain stockholder approval (unless, in the case of failure to obtain stockholder approval, the proposal had been previously withdrawn) and (3) within 12 months after the termination, Georgia Gulf enters into an agreement for or consummates an acquisition proposal made by a third party; or

•	if the Merger Agreement is terminated by PPG following a change in the Georgia Gulf Board’s recommendation that the stockholders of Georgia Gulf vote in favor of the Merger.

In addition, Georgia Gulf must reimburse PPG’s expenses if the Merger Agreement is terminated as a result of the failure to obtain stockholder approval, and PPG must reimburse Georgia Gulf’s expenses if PPG fails to deliver audited financial statements for the Business within 120 days after the date of the Merger Agreement or if the audited financial statements vary from the previously delivered unaudited financial statements in a specified respect.

The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct the operations of the Business and Georgia Gulf in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain actions during such period. Georgia Gulf also covenants in the Merger Agreement (1) to cause a stockholder meeting to be held to obtain stockholder approval, (2) not to solicit alternative transactions, (3) except under limited circumstances, not to enter into discussions concerning, or provide confidential information in connection with, alternative transactions, and (4) with limited exceptions, that the Georgia Gulf Board will recommend that the stockholders of Georgia Gulf vote in favor of the Merger.

The foregoing descriptions of the Merger Agreement and the Separation Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to such agreements which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, hereto and are incorporated herein by reference.

The Separation Agreement and the Merger Agreement have been filed, and the above descriptions of the Separation Agreement and the Merger Agreement have been included, to provide investors and security holders with information regarding the terms of the Separation Agreement and the Merger Agreement. They are not intended to provide any other factual information about PPG, Spinco, Georgia Gulf, Merger Sub, their respective subsidiaries and affiliates, or the Business. The Merger Agreement contains representations and warranties of PPG solely for the benefit of Georgia Gulf and representations and warranties of Georgia Gulf and Merger Sub solely for the benefit of PPG and Spinco. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat them as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about PPG and Georgia Gulf and their subsidiaries that the respective companies include in reports and statements they file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 18, 2012, by and among PPG Industries, Inc., Eagle Spinco Inc., Georgia Gulf Corporation and Grizzly Acquisition Sub, Inc.

10.1	Separation Agreement, dated as of July 18, 2012, by and between PPG Industries, Inc. and Eagle Spinco Inc.

Forward-Looking Statements

This document contains certain statements that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These matters involve risks and uncertainties as discussed in PPG’s periodic reports on Form 10-K and Form 10-Q, and its current reports on Form 8-K, filed from time to time with the SEC. The forward-looking statements contained in this document may include statements about the expected effects on PPG and PPG’s commodity chemicals business of the proposed separation of PPG’s commodity chemicals business and merger of PPG’s commodity chemicals business with Georgia Gulf Corporation or a subsidiary of Georgia Gulf (the “Transaction”), the anticipated timing and benefits of the Transaction, and PPG’s anticipated financial results, and also include all other statements in this document that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”, “estimates”, “projects”, “should”, “would”, “could”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of PPG and are subject to uncertainty and to changes in circumstances, and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; the parties’ ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies and the expansion and growth of Georgia Gulf’s operations; Georgia Gulf’s ability to integrate PPG’s commodity chemicals business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s or Georgia Gulf’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and PPG does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information and Where to Find it

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, PPG’s commodity chemicals business or PPG. In connection with the Transaction, Georgia Gulf will file with the SEC a registration statement on Form S-4 that will include a proxy statement and prospectus of Georgia Gulf relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to Georgia Gulf at Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta Georgia 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, Pennsylvania, 15272, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by Georgia Gulf or PPG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Georgia Gulf, PPG, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012 in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 16, 2012, and in its definitive proxy statement filed with the SEC on March 8, 2012 in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: July 19, 2012	/s/ Charles E. Bunch
Charles E. Bunch
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 18, 2012, by and among PPG Industries, Inc., Eagle Spinco Inc., Georgia Gulf Corporation and Grizzly Acquisition Sub, Inc.

10.1	Separation Agreement, dated as of July 18, 2012, by and between PPG Industries, Inc. and Eagle Spinco Inc.